Exhibit 10.3

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT, dated as of June 22, 2012 (this “Amendment”), amends the Amended and Restated Credit Agreement, entered into as of February 15, 2012, among Tower Group, Inc., a Delaware corporation (the “Borrower”), each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and Bank of America, N.A., as Administrative Agent, Fronting Bank and L/C Administrator (the “Credit Agreement”). Terms defined in the Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used herein as defined therein.

WHEREAS, the parties hereto have entered into the Credit Agreement, which provides for the Lenders to extend certain credit facilities to the Borrower from time to time;

WHEREAS, the Borrower has requested the Lenders to amend the Credit Agreement to permit a unsecured and secured letter of credit facility; and

WHEREAS, the parties hereto desire to amend the Credit Agreement in certain respects as hereinafter set forth; and

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto agree as follows:

1. AMENDMENT. Subject to Section 2 hereof, Section 7.02(g) of the Credit Agreement is amended in its entirety to read as follows:

“(g) Indebtedness not to exceed $126,200,000 at any time for letters of credit (including letters of credit issued to secure reinsurance policies issued to, or issued to a reinsurer of, a Lloyd’s syndicate or another Subsidiary and letters of credit issued for general corporate insurance purposes) provided that no more than $25,000,000 of such letters of credit may be unsecured.”

2. CONDITIONS PRECEDENT. This Amendment shall become effective when each of the conditions precedent set forth in this Section 2 shall have been satisfied, and notice thereof shall have been given by the Administrative Agent to the Borrower and the Lenders.

2.1 Receipt of Documents. The Administrative Agent shall have received this Amendment duly executed by the Borrower, the Administrative Agent and the Required Lenders.

2.2 Compliance with Warranties, No Default, etc. After giving effect to this Amendment, the following statements by the Borrower shall be true and correct (and the Borrower, by its execution of this Amendment, hereby represents and warrants to the Administrative Agent and each Lender that such statements are true and correct as at such times):

(a) the representations and warranties set forth in Article V of the Credit Agreement shall be true and correct with the same effect as if then made (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date);

(b) no Default or Event of Default shall have then occurred and be continuing.

3. REPRESENTATIONS AND WARRANTIES. To induce the Lenders and the Administrative Agent to enter into this Amendment, the Borrower represents and warrants to the Administrative Agent and each Lender as follows:

3.1 Due Authorization, Non-Contravention, etc. The execution, delivery and performance of this Amendment by the Borrower are within its powers, have been duly authorized by all necessary action, and do not

(a) contravene its Organization Documents;

(b) contravene any contractual restriction, law or governmental regulation or court decree or order binding on or affecting the Borrower or any of its Subsidiaries; or

(c) result in, or require the creation or imposition of, any Lien on any of the properties of the Borrower or any of its Subsidiaries.

3.2 Government Approval, Regulation, etc. No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or other Person is required for the due execution, delivery or performance by the Borrower and its Subsidiaries of this Amendment.

3.3 Validity, etc. This Amendment constitutes the legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms.

4. MISCELLANEOUS.

4.1 Continuing Effectiveness, etc. This Amendment shall be deemed to be an amendment to the Credit Agreement, and the Credit Agreement, as amended hereby, shall remain in full force and effect and is hereby ratified, approved and confirmed in each and every respect. After the effectiveness of this Amendment in accordance with its terms, all references to the Credit Agreement in the Loan Documents or in any other document, instrument, agreement or writing shall be deemed to refer to the Credit Agreement as amended hereby. Each other Loan Document is hereby ratified, approved and confirmed in each and every respect.

4.2 Payment of Costs and Expenses. The Borrower agrees to pay on demand all reasonable expenses of the Administrative Agent (including the reasonable fees and out-of-pocket expenses of counsel to the Administrative Agent) in connection with the negotiation, preparation, execution and delivery of this Amendment.

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4.3 Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment or affecting the validity or enforceability of such provision in any other jurisdiction.

4.4 Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provisions hereof.

4.5 Execution in Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

4.6 Governing Law. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.

4.7 Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

TOWER GROUP, INC.

By:	/s/ Vito A. Nigro
Name:	Vito A. Nigro
Title:	MVP, Finance

By:	/s/ Craig A. Nyman
Name:	Craig A. Nyman
Title:	VP and Treasurer

Tower First Amendment Signature Page

BANK OF AMERICA, N.A., as
Administrative Agent, L/C Administrator, Fronting Bank and Lender

By:	/s/ Tiffany Burgess
Name:	Tiffany Burgess
Title:	Vice President

Tower First Amendment Signature Page

JPMORGAN CHASE BANK, N.A.

By:	/s/ Thomas A. Kiepura
Name:	Thomas A. Kiepura
Title:	Vice President

Tower First Amendment Signature Page

KEYBANK NATIONAL ASSOCIATION

By:	/s/ Thomas J. Purcell
Name:	Thomas J. Purcell
Title:	Senior Vice President

Tower First Amendment Signature Page

PNC BANK, NATIONAL ASSOCIATION

By:	/s/ Gustavus A. Bahr
Name:	Gustavus A. Bahr
Title:	Senior Vice President

Tower First Amendment Signature Page

WELLS FARGO BANK, N.A.

By:	/s/ Robert P. Callahan, Jr
Name:	Robert P. Callahan, Jr
Title:	VP

Tower First Amendment Signature Page

THE NORTHERN TRUST COMPANY

By:	/s/ Chris McKean
Name:	Chris McKean
Title:	S.V.P.

Tower First Amendment Signature Page

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